SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                April 23, 2003
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               Date of report (Date of earliest event reported)


                          Willow Grove Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Pennsylvania                         000-49706                80-0034942
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania             19002
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(Address of principal executive offices)                       (Zip Code)


                                (215) 646-5405
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            (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Press Release announcing third quarter results and declaration of a cash dividend.


Item 9.   Regulation FD Disclosure
          ------------------------

     On April 23, 2003, Willow Grove Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended March 31, 2003 and the declaration of a cash dividend payable on May 23, 2003 to stockholders of record on May 6, 2003.

     The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

     The Companys press release dated April 23, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.











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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



  Date: April 23, 2003        By:   /s/  Christopher E. Bell
                                    -------------------------------------
                                    Christopher E. Bell
                                    Chief Financial Officer

























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                                EXHIBIT INDEX




    Exhibit Number               Description
    --------------               -----------


    99.1                         Press Release dated April 23, 2003